Fees Summary	Dec. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 13,225,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,826.37
Total Offset Amount	0.00
Net Fee	$ 1,826.37